UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2019

SAExploration Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079
(Address of principal executive offices) (Zip Code)

(281) 258-4400
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2019, SAExploration Holdings, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not timely filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required public financial reports with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.  The Notice states that the Company has 60 calendar days, or until October 15, 2019, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules.  The Notice also requests that the Company provide Nasdaq with certain documents and information related to the Company’s Current Report on Form 8-K, filed on August 16, 2019 (the “Form 8-K”).  If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the 10-Q, or until February 11, 2020, to regain compliance.

On August 15, 2019, the Company filed a Notification of Late Filing on Form 12b-25 (the “Form 12b-25”) stating that the filing of its 10-Q would be delayed until after the Company restates its consolidated financial statements and financial information for certain historical periods as further summarized in the Form 12b-25 and Form 8-K.

The Company is working on preparing the restatement as expeditiously as possible, but cannot provide any assurance that it will be completed in time to permit the Company to file the Form 10-Q and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 on a timely basis.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2019, the Company appointed Michael Faust as interim President. Mr. Faust currently serves as Chairman of the Company’s Board of Directors (the “Board”) and previously served as the lead independent director on the Board. Since March 2019, Mr. Faust has served as the interim President and Chief Executive Officer of Obsidian Energy Ltd., a Canadian-listed public company in the oil and natural gas industry, and has also served on its Board of Directors since April 2018. Since March 2019, Mr. Faust has served on the Board of Directors of Parker Drilling Company, a U.S.-listed provider of drilling services and rental tools to the energy industry in the U.S. and international markets. Previously, Mr. Faust had a long career of increasing responsibilities with ExxonMobil and ConocoPhillips. Mr. Faust earned his Master of Arts degree in Geophysics from the University of Texas at Austin in 1984, after receiving his Bachelor of Science degree in Geology from the University of Washington in 1981.

In connection with Mr. Faust’s appointment as interim President, Mr. Faust entered into an Executive Employment Agreement with the Company (the “Agreement”) for a term until February 28, 2020. Pursuant to the Agreement, Mr. Faust’s compensation will consist of (i) a $1,000,000 signing bonus, subject to clawback if he resigns or terminates the agreement before the term is completed, and (ii) a salary of $100,000 per month. Mr. Faust will also be entitled to participate, on the same basis generally as other similarly situated employees of the Company, in all benefits as may be offered by the Company, and the Company will reimburse Mr. Faust for reasonable expenses incurred by Mr. Faust.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (this “Form”) and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Faust and any other person pursuant to which he was selected as interim President. There are no family relationships between Mr. Faust and any director or executive officer of the Company, and Mr. Faust has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

Simultaneously with the filing of this Form, the Company delivered notices and certificates to the trustees and agents under its debt agreements, notifying them of events of default under these agreements and certain related matters. The events of default arose from the need to restate certain of the Company’s historical financial statements, and certain related disclosures, as described in the Form 8-K. The Company is working as expeditiously as possible to prepare the restatement and related disclosures and to take certain related steps to remediate the related material weaknesses.

Because the Company delivered financial statements that are the subject of the restatement, as described in the Company’s Current Report on Form 8-K filed with the SEC on August 16, 2019, the Company was in default of the covenant contained in Section 6.1 and Schedule 6.1 of each of (a) the Term Loan and Security Agreement, among the Company, as the borrower (the “Term Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time, and Delaware Trust Company, as the Collateral Agent and as the Administrative Agent (the “Term Agent”), dated as of June 29, 2016 (the “Term Loan Agreement”), and (b) the Third Amended and Restated Credit and Security Agreement, among SAExploration Inc., a subsidiary of the Company, as the borrower (the “ABL Borrower,” and together with the Term Borrower, the “Borrowers”), the other Guarantors from time to time party thereto, the Lenders from time to time, and Cantor Fitzgerald Securities, as the agent (the “ABL Agent” and together with the Term Agent, the “Agents”), dated as of September 26, 2018 (the “ABL Agreement,” and together with the Term Loan Agreement, the “Credit Agreements”), and was in default of representations and warranties in Section 5.9 and Section 5.16 of Exhibit D of each Credit Agreement.  As a result, events of default occurred under each Credit Agreement pursuant to Sections 9.2(a), 9.7(c), (d) and (e) and 9.8 of each Credit Agreement.

Because the Company’s previously filed Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K since, and including the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 contained non-GAAP compliant financial statements and related disclosures, the Company was in default of the covenants in Section 4.18 under the original indenture pursuant to which the Company issued its 10% Senior Secured Second Lien Notes due

2019 (the “10% Notes), as amended (the “10% Indenture”) and Section 4.05 under the indenture pursuant to which the Company issued its 6% Senior Secured Convertible Notes due 2023 (the “6% Indenture” and, together with the 10% Indenture, the “Indentures”).  As a result thereof, events of default occurred under each Indenture related to these defaults.  A violation of the covenants in Section 4.05 and Section 4.16 under the 6% Indenture also occurred because the Company did not file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 with the SEC within the time period required under the covenants contained in the applicable Indenture and the relevant financial statements were not prepared in compliance with GAAP, in addition to errors in certain related disclosures.  As noted above, the Company is diligently pursuing completion of the restatement and intends to file such restated financial statements with the SEC as expeditiously as possible.

The Company has requested a waiver of the above events of default under the Term Loan Agreement and the ABL Agreement and will be requesting the comparable waiver under the Indentures. In addition, due to the nature of the ongoing work related to the restatement, the Company expects that it will not be able to timely deliver its unaudited financial statements for the month ended July 30, 2019 or the month ending August 31, 2019 as required by the Term Loan Agreement and the ABL Agreement.  The Company is therefore requesting that the agents and required lenders under each of the Term Loan Agreement and the ABL Agreement consent to granting additional time to the Company to make such deliveries upon the completion of the restatement.

In addition, the Company is in discussions with holders of a majority of its debt under the Term Loan Agreement, the ABL Agreement and the 6% Indenture regarding a forbearance agreement and waiver of these events of default.  Holders of a majority of each of the outstanding loans and notes, respectively, constitutes the required percentage of holders to agree to any waivers or amendments to the relevant debt agreement.  The Company is also evaluating all of its options to address the maturity of the 10% Notes, of which there were $7 million outstanding as of March 31, 2019, on September 24, 2019.

The Company cannot make any assurances regarding the timing of the restatement, whether the Company will be successful in receiving the waivers and forbearance agreement and in addressing the maturity of the 10% Notes. If the Company is not successful in these efforts, that would likely have a material adverse effect on its business, financial condition and results of operations.

8.01 Other Events.

Class Action

On August 18, 2019, a purported stockholder, John Bodin (the “Plaintiff”), filed a putative class action lawsuit against the Company and certain current and former executive officers named therein (the “Defendants”) in the U.S. District Court for the Southern District of Texas captioned John Bodin v. SAExploration Holdings, Inc., et al. Case No. 4:2019cv03089. Plaintiff seeks to represent a class of stockholders who purchased or otherwise acquired publicly traded securities of the Company from March 15, 2016 through August 15, 2019 (the “Covered Period”). The complaint generally alleges that the Defendants violated Sections 10(b) and 20(a) of the

Securities Exchange Act of 1934 and SEC Rule 10b-5 by making false and misleading statements in the periodic reports the Company filed with the SEC during the Covered Period. The complaint requests damages, including interest, and an award of reasonable costs and expenses, including counsel and expert fees.

Press Release

On August 22, 2019, the Company issued a press release disclosing the appointment of Mr. Faust. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Forward-looking Statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable U.S. federal securities laws. The words “may,” “possible,” “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the possible impact of the matters summarized in this Form, may or may not be realized, and differences between estimated results and those actually realized may be material.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to the following known and unknown things:

•	risks relating to the time it will take the Company to complete the restatement and remediate the related material weaknesses;
•	the impact of the restatement and conclusion of the Company regarding the effectiveness of its internal controls and disclosure controls and procedures, among other things;
•	additional risks may arise in the process of completing the restatement and related disclosures to be revised that are not knowable today;
•

risks related to the Company’s debt agreements and events of default described above, including the risks that the holders of the debt do not provide waivers and seek to accelerate the maturity date of the applicable debt and exercise other remedies, such as foreclosure, among other things;

•	the Company is not successful in refinancing or otherwise addressing the maturity date of its 10% Notes which mature on September 24, 2019;
•	risks arising from the holders of the Company’s debt taking other actions against the Company, including by seeking a bankruptcy filing;
•	the impact that the disclosure in this Form, as well as possible future filings and disclosures may have on the Company’s business, including customers, employees and others;

•

the time and expense required to complete the restatement, revised disclosures, respond to the SEC and for the Company to complete its own investigation, which expenses are likely to be material and are likely to have a material adverse impact on the Company’s cash balance, cash flow and liquidity; and

•	other risks described more fully in the Company’s filings with the SEC that relate to matters not covered in this Form, including the press release attached hereto as Exhibit 99.1.

Each of these risks, and the known and unknown consequences of these risks, could have a material negative impact on the Company, its business and prospects. As of the date of this Form, the Company cannot make any assurances regarding the impact or outcome of these risks. Forward-looking statements reflect the views of the Company as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments, other than in compliance with U.S. federal securities laws and the Company’s determination that any such revised disclosure is necessary or advisable to do.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Executive Employment Agreement, dated as of August 19, 2019, between Michael Faust and SAExploration Holdings, Inc.
99.1	Press Release, dated as of August 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAExploration Holdings, Inc.
Date: August 22, 2019	By: /s/ Kevin Hubbard Name: Kevin Hubbard Title:Interim Chief Financial Officer